                             MEMORANDUM OF AGREEMENT

      This Memorandum of Agreement is entered into as of this 1st day of January, 2005, between AIM Variable Insurance Funds (the "Trust"), on behalf of the funds listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in Exhibit A.

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trust and AIM agree as follows:

      The Trust and AIM agree until the date set forth on the attached Exhibit "A" (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from each Fund's day-to-day operations), or items designated as such by the Funds' Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement); and (vii) excluding Rule 12b-1 fees, if applicable, of a class of a Fund exceed the rate, on an annualized basis, set forth on Exhibit "A" of the average daily net assets allocable to such class. The Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date set forth on Exhibit "A" only by mutual written consent. AIM will not have any right to reimbursement on any amount so waived or reimbursed.

      The Trust and AIM agree to review the then-current waivers or expense limitations for each class of each Fund listed on Exhibit "A" on a date prior to the Expiration Date listed on that Exhibit to determine whether such waivers or limitations should be amended, continued or terminated. The waivers or expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. Exhibit "A" will be amended to reflect any such agreement.

      It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall only bind the assets and property of the Funds, as provided in the Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in the Trust's Agreement and Declaration of Trust.

      IN WITNESS WHEREOF, the Trust and AIM have entered into this Memorandum of Agreement as of the date first above written.

                                                  AIM Variable Insurance
                                                  Funds, on behalf of each
                                                  Fund listed in Exhibit "A"
                                                  to this Memorandum of
                                                  Agreement

                                                  By:    /s/ Robert H. Graham
                                                         -----------------------
                                                  Title: President

                                                  A I M Advisors, Inc.

                                                  By:    /s/ Mark H. Williamson
                                                         -----------------------
                                                  Title:  President

                                   EXHIBIT "A"

                          AIM VARIABLE INSURANCE FUNDS

           FUND                            EXPENSE LIMITATION           EXPIRATION DATE
-------------------------------       ---------------------------       ----------------
AIM V.I. Aggressive Growth Fund
        Series I                      Total Annual Fund Operating        April 30, 2006
                                      Expenses Limited to 1.30%

        Series II                     Total Annual Fund Operating        April 30, 2006
                                      Expenses Limited to 1.30%

AIM V.I. Balanced Fund
        Series I                      Total Annual Fund Operating        April 30, 2006
                                      Expenses Limited to 1.30%

        Series II                     Total Annual Fund Operating        April 30, 2006
                                      Expenses Limited to 1.30%

AIM V.I. Basic Value Fund
        Series I                      Total Annual Fund Operating        April 30, 2006
                                      Expenses Limited to 1.30%

        Series II                     Total Annual Fund Operating        April 30, 2006
                                      Expenses Limited to 1.30%

AIM V.I. Blue Chip Fund
        Series I                      Total Annual Fund Operating        April 30, 2006
                                      Expenses Limited to 1.30%

        Series II                     Total Annual Fund Operating        April 30, 2006
                                      Expenses Limited to 1.30%

AIM V.I. Capital Appreciation Fund
        Series I                      Total Annual Fund Operating        April 30, 2006
                                      Expenses Limited to 1.30%

        Series II                     Total Annual Fund Operating        April 30, 2006
                                      Expenses Limited to 1.30%

AIM V.I. Capital Development Fund
        Series I                      Total Annual Fund Operating        April 30, 2006
                                      Expenses Limited to 1.30%

        Series II                     Total Annual Fund Operating        April 30, 2006
                                      Expenses Limited to 1.30%

AIM V.I. Core Equity Fund
        Series I                      Total Annual Fund Operating        April 30, 2006
                                      Expenses Limited to 1.30%

        Series II                     Total Annual Fund Operating        April 30, 2006
                                      Expenses Limited to 1.30%

           FUND                              EXPENSE LIMITATION         EXPIRATION DATE
-------------------------------------    ---------------------------    ----------------
AIM V.I. Core Stock Fund
        Series I                         Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Dent Demographic Trends Fund
        Series I                         Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Diversified Income Fund
        Series I                         Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Dynamics Fund
        Series I                         Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Financial Services Fund
        Series I                         Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Government Securities Fund
        Series I                         Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Growth Fund
        Series I                         Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

           FUND                              EXPENSE LIMITATION         EXPIRATION DATE
-------------------------------------    ---------------------------    ----------------
AIM V.I. Health Sciences Fund
        Series I                         Total Annual Fund Operating      April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating      April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. High Yield Fund
        Series I                         Total Annual Fund Operating      April 30, 2006
                                         Expenses Limited to 1.05%

        Series II                        Total Annual Fund Operating      April 30, 2006
                                         Expenses Limited to 1.05%

AIM V.I. International Growth Fund
        Series I                         Total Annual Fund Operating      April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating      April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Large Cap Growth Fund
        Series I                         Total Annual Fund Operating      April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating      April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Leisure Fund
        Series I                         Total Annual Fund Operating      April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating      April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Mid Cap Core Equity Fund
        Series I                         Total Annual Fund Operating      April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating      April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Money Market Fund
        Series I                         Total Annual Fund Operating      April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating      April 30, 2006
                                         Expenses Limited to 1.30%

           FUND                              EXPENSE LIMITATION         COMMITTED UNTIL
----------------------------------       ---------------------------    ----------------
AIM V.I. Premier Equity Fund
        Series I                         Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Real Estate Fund
        Series I                         Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Small Cap Equity Fund
        Series I                         Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Small Company Growth Fund
        Series I                         Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Technology Fund
        Series I                         Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Total Return Fund
        Series I                         Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

AIM V.I. Utilities Fund
        Series I                         Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%

        Series II                        Total Annual Fund Operating     April 30, 2006
                                         Expenses Limited to 1.30%